                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 23, 2002


                      Arrhythmia Research Technology, Inc.
               (Exact name of issuer as specified in its charter)

          Delaware                    1-9731                 72-0925679
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 Incorporation or organization)     File Number)       Identification Number)


                                25 Sawyer Passway
                               Fitchburg, MA 01420
              (Address of principal executive offices and zip code)


                                 (978) 345-5000
              (Registrant's telephone number, including area code)

Item 5. Other Events

Arrhythmia Research Technology, Inc. (the "Company") announced that its Board of Directors has authorized the repurchase of up to $600,000 of the Company's common stock from time to time at management's discretion.

Any repurchases will be made using the Company's existing cash resources. The Company's management based on its evaluation of market conditions and other factors will determine the timing and amount of any shares repurchased. The repurchase program may be suspended or discontinued at any time.

As of November 30, 2002, The Company had 2,748,413 shares of common stock outstanding.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The press release of the registrant is attached as Exhibit 99.1 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 23rd day of December 2002.


                                          Arrhythmia Research Technology, Inc.

                                          /s/  David A. Garrison
                                          -------------------------
                                          Chief Financial Officer

                                  Exhibit Index


Exhibit              Description
-------              -----------
99.1                 Press Release dated December 23, 2002